SUPPLEMENT TO THE
CLASS A PROSPECTUSES
OF
 WELLS FARGO ALLOCATION FUNDS
WELLS FARGO ALTERNATIVE FUNDS
 WELLS FARGO DOW JONES TARGET DATE FUNDS
 WELLS FARGO DYNAMIC TARGET DATE FUNDS
 WELLS FARGO EQUITY GATEWAY FUNDS
 WELLS FARGO INCOME FUNDS
 WELLS FARGO INTERNATIONAL EQUITY FUNDS
 WELLS FARGO LARGE CAP STOCK FUNDS
WELLS FARGO MUNICIPAL INCOME FUNDS
 WELLS FARGO SMALL TO MID CAP STOCK FUNDS
 WELLS FARGO SMALL, MID, ALL CAP STOCK FUNDS
WELLS FARGO SPECIALTY FUNDS
WELLS FARGO WEALTHBUILDER FUNDS
 (each a "Fund", together the "Funds")

Effective on or about April 10, 2017, the following disclosure is added to the end of the section entitled "Reductions and Waivers of Sales Charges":

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load ("CDSC") waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members, as defined by Merrill Lynch, which may differ from the definition of family member in the Fund prospectus.

Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Subject to the Fund's policy regarding frequent purchases and redemptions of Fund shares, you may not be able to repurchase shares for the first 30 days after your redemption.

CDSC Waivers on A, B and C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund's prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch.  Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
March 2, 2017	AFR037/P501SP